Exhibit 24.1

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IGI, Inc. (the "Company") constitutes and appoints John Ambrose, President and Chief Executive Officer, and Domenic
N. Golato, Senior Vice President and Chief Financial Officer, and each of them, as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933 of up to 500,000 shares of the Company's common stock, $.01 par value per share, and any and all amendments to such Registration Statement, including post-effective amendments, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and other appropriate governmental agencies, and grants unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intent and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact, or his respective substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney as of this 24th day of May, 2001.

Signature                        Title
---------                        -----

/s/ Earl R. Lewis                Chairman of the Board
---------------------------
EARL R. LEWIS

/s/ John Ambrose                 President and Chief Executive
---------------------------      Officer (Principal executive officer)
JOHN AMBROSE

/s/ Domenic N. Golato            Senior Vice President and
---------------------------      Chief Financial Officer
DOMENIC N. GOLATO                (Principal financial officer and
                                 principal accounting officer)

---------------------------      Director
TERRENCE D. DANIELS

/s/ John Freal                   Director
---------------------------
JOHN FREAL

/s/ Jane E. Hager                Director
---------------------------
JANE E. HAGER

/s/ Constantine L. Hampers       Director
---------------------------
CONSTANTINE L. HAMPERS

---------------------------      Director
DONALD W. JOSEPH


---------------------------      Director
ROBERT E. MCDANIEL

/s/ Stephen J. Morris            Director
---------------------------
STEPHEN J. MORRIS

/s/ Terrence O'Donnell           Director
---------------------------
TERRENCE O'DONNELL